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                                                                 EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-69782, No. 33-44481 and No. 33-33535) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-88768) of MICROS Systems, Inc. of our report dated August 21, 1995, appearing on page 39 of this Form 10-K.




Price Waterhouse LLP
Baltimore, Maryland
August 21, 1995